SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2004

TRUMP HOTELS & CASINO RESORTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13794	13-3818402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
99.1	News Release, dated April 30, 2004, of Trump Hotels & Casino Resorts, Inc.

Item 9. Regulation FD Disclosure.

The information set forth under this Item 9 is intended to be furnished under this Item 9 and also under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. Such information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filings.

Filed as Exhibit 99.1 hereto is a News Release, dated April 30, 2004, issued by Trump Hotels & Casino Resorts, Inc.

Item 12. Results of Operations and Financial Condition.

See Item 9, above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUMP HOTELS & CASINO RESORTS, INC.

Date: April 30, 2004	By:	/s/ John P. Burke
	Name:	John P. Burke
	Title:	Executive Vice President and Corporate Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release, dated April 30, 2004, of Trump Hotels & Casino Resorts, Inc.